LEXINGTON CORPORATE LEADERS TRUST FUND

                    Supplement dated May 8, 2000
                To the Prospectus dated May 1, 2000

     On February 29, 2000, Lexington Global Asset Managers, Inc. ("LGAM"), the corporate parent of Lexington Management Corporation ("LMC"), the sponsor of the Lexington Corporate Leaders Trust Fund (the "Trust"), entered into an agreement with ReliaStar Financial Corp. ("ReliaStar") for ReliaStar to acquire LGAM.

     On May 1, 2000, ING Groep NV ("ING") entered into an agreement with ReliaStar for ING to acquire ReliaStar. ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

     It is still contemplated that, pursuant to Article VIII, Section
8.02 of the Trust's Amended and Restated Trust Indenture effective as of November 14, 1989, as amended April 23, 1993, and June 1, 1998, the Trustee of the Trust, State Street Bank and Trust Company, will be asked by LMC to appoint Pilgrim Investments, Inc., an indirect, wholly-owned subsidiary of ReliaStar, as successor sponsor upon the resignation of LMC.